                                                                    Exhibit 10.1

                             IMS HEALTH INCORPORATED


                         U.S. EXECUTIVE RETIREMENT PLAN



                          Effective as of July 25, 2000

                                TABLE OF CONTENTS

                                                                            PAGE

INTRODUCTION...................................................................1

SECTION 1         - DEFINITIONS................................................1

         1.1      "Actuarial Equivalent Value".................................1

         1.2      "Affiliated Employer"........................................1

         1.3      "Average Final Compensation".................................1

         1.4      "Basic Disability Plan"......................................2

         1.5      "Basic Disability Plan Benefit"..............................2

         1.6      "Basic Plan".................................................2

         1.7      "Basic Plan Benefit".........................................2

         1.8      "Board"

         1.9      "Change in Control"..........................................3

         1.10     "Code"   ....................................................4

         1.11     "Company"....................................................5

         1.12     "Compensation"...............................................5

         1.13     "Covered Earnings"...........................................5

         1.14     "Deferred Vested Benefit"....................................5

         1.15     "Disability"or "Disabled"....................................5

         1.16     "Disability Benefits"........................................5

         1.17     "Effective Date".............................................6

         1.18     "Former Member"..............................................6

         1.19     "Lump Sum Election"..........................................6

         1.20     "Member" 6

         1.21     "Other Disability Income"....................................6

         1.22     "Other Retirement Income"....................................6

         1.23     "Plan"   ....................................................7

         1.24     "Retirement".................................................7

         1.25     "Retirement Benefits"........................................7

         1.26     "Service"....................................................7

         1.27     "Surviving Spouse"...........................................8

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE

         1.28     "Surviving Spouse's Benefits"................................8

         1.29     "Vested Former Member".......................................9

         1.30     "Plan Administrator".........................................9

SECTION 2         - PARTICIPATION..............................................9

         2.1      Commencement of Participation................................9

         2.2      Termination of Participation.................................9

SECTION 3         - AMOUNT AND FORM OF BENEFITS...............................10

         3.1      Retirement Benefits.........................................10

         3.2      Deferred Vested Benefit.....................................11

         3.3      Form of Payment.............................................13

         3.4      Lump Sum Election...........................................15

         3.5      Cessation of Benefits.......................................16

         3.6      Notification of Cessation of Benefits.......................18

         3.7      Repayment of Benefits Paid as Lump Sum......................18

         3.8      Change in Control...........................................19

SECTION 4         - DISABILITY BENEFITS.......................................19

         4.1      Disability Benefits.........................................19

                  (a)      Eligibility........................................19

                  (b)      Amount.............................................19

SECTION 5         - SURVIVING SPOUSE'S BENEFITS...............................19

         5.1      Death Prior to Benefit Commencement.........................19

         5.2      Death On or After Benefit Commencement......................20

         5.3      Commencement of Surviving Spouse's Benefit..................20

         5.4      Lump Sum Payment............................................20

         5.5      Reduction...................................................21

SECTION 6         - PLAN ADMINISTRATOR........................................22

         6.1      Duties and Authority........................................22

SECTION 7         - MISCELLANEOUS.............................................22

         7.1      Amendment; Termination......................................22

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE

         7.2      No Employment Rights........................................23

         7.3      Payout in Discretion of the Plan Administrator..............23

         7.4      Unfunded Status.............................................24

         7.5      Arbitration.................................................24

         7.6      No Alienation...............................................24

         7.7      Withholding.................................................25

         7.8      Governing Law...............................................25

                             IMS HEALTH INCORPORATED


                         U.S. EXECUTIVE RETIREMENT PLAN


                          Effective as of July 25, 2000


                                  INTRODUCTION


Effective as of July 25, 2000, the IMS Health Incorporated U.S. Executive Retirement Plan (the "Plan") is established to provide a means of ensuring the payment of a competitive level of retirement income and disability and survivor benefits, and thereby attract, retain and motivate a select group of executives of IMS Health Incorporated and its affiliated employers.

                             SECTION 1 - DEFINITIONS

1.1 "ACTUARIAL EQUIVALENT VALUE" shall mean a benefit of equivalent value computed on the basis of the 1983 Group Annuity Mortality Table and interest equal to the yield on 30-year Treasury Bonds as of the last business day of the Plan Year prior to the year in which the relevant calculation occurs.

1.2      "AFFILIATED EMPLOYER" shall mean an entity affiliated with the Company.

1.3 "AVERAGE FINAL COMPENSATION" shall mean a Member's average annual Compensation during the five consecutive 12-month periods in the last ten consecutive 12-month periods of his or her Service (or during the total number of consecutive 12-month periods if fewer than five), immediately prior to the month following the Member's termination of employment with the Company or an Affiliated Employer or, if earlier, removal from participation under this Plan, affording the highest such Average Final Compensation. If actual monthly Compensation for any month during the 120-month computational period is unavailable, Compensation for such month shall be determined by dividing the Member's annual rate of base pay in the month preceding such unavailable month by 12.

1.4 "BASIC DISABILITY PLAN" shall mean as to any Member the long-term disability plan of the Company or an Affiliated Employer pursuant to which long-term disability benefits are payable to such Member.

1.5 "BASIC DISABILITY PLAN BENEFIT" shall mean the amount of benefits payable to a Member from the Basic Disability Plan.

1.6 "BASIC PLAN" shall mean as to any Member or Vested Former Member the defined benefit pension plan of the Company or an Affiliated Employer intended to meet the requirements of Code Section 401(a) pursuant to which retirement benefits are payable to such Member or Vested Former Member or to the Surviving Spouse or designated beneficiary of a deceased Member or Vested Former Member.

1.7 "BASIC PLAN BENEFIT" shall mean the amount of benefits payable from the Basic Plan to a Member or Vested Former Member.

1.8 "BOARD" shall mean the Board of Directors of IMS Health Incorporated, except that any action authorized to be taken by the Board hereunder may also be taken by a duly authorized committee of the Board or its duly authorized delegees.


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

1.9      "CHANGE IN CONTROL" shall mean:

         (a) any "Person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company), becomes the "Beneficial Owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

         (b) during any period of 24 months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (i) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 1.9(a), (c), or (d) hereof, (ii) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control, or (iii) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

         (c) the stockholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (i) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, and (ii) after which no "Person" holds 20% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity;

         (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

         (e) the Board adopts a resolution to the effect that, for purposes of this Plan, a Change in Control has occurred.

1.10 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.11     "COMPANY" shall mean IMS Health Incorporated.

1.12 "COMPENSATION" shall mean base salary, annual bonuses, commissions, overtime and shift pay, in each case prior to reductions for elective contributions under Sections 401(k) and 125 of the Code and deferred compensation under any nonqualified deferred compensation plan. Notwithstanding the foregoing, Compensation shall exclude severance pay (including, without limitation, severance pay under the Company's Employee Protection Plan), stay-on bonuses, long-term bonuses, retirement income, change-in-control payments, contingent payments, amounts paid under this Plan (other than Disability Benefits) or any other retirement plan or deferred compensation plan, income derived from stock options, stock appreciation rights and other equity-based compensation and other forms of special remuneration.

1.13 "COVERED EARNINGS" shall mean a Member's Compensation in the 12 months immediately preceding the onset of the Member's Disability.

1.14 "DEFERRED VESTED BENEFIT" shall mean the benefits described in Section 3.2(b) hereof.

1.15 "DISABILITY" OR "DISABLED" shall mean disability or disabled for purposes of the Basic Disability Plan.

1.16     "DISABILITY BENEFITS" shall mean the benefits provided as described in
         Section 4.1(b) hereof.

1.17     "EFFECTIVE DATE" shall mean July 25, 2000.

1.18 "FORMER MEMBER" shall mean (i) a Member whose employment with the Company or an Affiliated Employer terminates with a Vested Percentage equal to 0%, or (ii) a Member who was removed from participation in the Plan, in accordance with Section 2.2 hereof, with a Vested Percentage equal to 0%.

1.19 "LUMP SUM ELECTION" shall mean an election to receive all or portion of the benefits payable hereunder in a lump sum pursuant to Section 3.4 hereof.

1.20 "MEMBER" shall mean an employee of the Company or an Affiliated Employer who becomes a participant in the Plan pursuant to Section 2, but excludes any Former Member or Vested Former Member.

1.21 "OTHER DISABILITY INCOME" shall mean (i) the disability insurance benefit that the Member is entitled to receive under the Federal Social Security Act while he or she is receiving the Basic Disability Plan Benefit and (ii) the disability income payable to a Member from any supplemental executive disability plan of the Company or any Affiliated Employer or from any other contract, agreement or other arrangement with the Company or an Affiliated Employer (excluding any Basic Disability Plan).

1.22 "OTHER RETIREMENT INCOME" shall mean the retirement income payable to a Member or Vested Former Member from any `excess benefit plan' as that term is defined in Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any plan described in Section 201(2) of ERISA, and any other contract, agreement or other arrangement providing a defined pension benefit or defined contribution retirement benefit, in any case, maintained or entered into with the Company or an Affiliated Employer (excluding this Plan, any Basic Plan, any defined contribution plan intended to meet the requirements of Code Section 401(a) and any elective plan of deferred compensation).

1.23 "PLAN" shall mean the IMS Health Incorporated U.S. Executive Retirement Plan, as embodied herein, and any amendments thereto.

1.24 "RETIREMENT" shall mean the termination of a Member's or Vested Former Member's employment with the Company or an Affiliated Employer other than by reason of death or Disability (i) after reaching age 55, completing ten years of Service and with a Vested Percentage greater than 0%, or (ii) immediately following the cessation of the payment of Disability Benefits under the Plan to such Member or Vested Former Member while he or she is Disabled. In determining whether age 55 has been attained under clause (i) of this definition, there shall be included as years of age the number of additional years credited as "age" for purposes of the Plan to the Member or Vested Former Member under a then-effective employment agreement between the Company and such person.

1.25 "RETIREMENT BENEFITS" shall mean the benefits described in Section 3.1(b) hereof.

1.26 "SERVICE" shall mean a Member's service defined as Vesting Service in the Basic Plan, which is taken into account for vesting purposes thereunder (including any such service prior to the date such individual becomes a Member but not including any such service after participation hereunder terminates), except that
         (i) Service will also include service while the Member is receiving Disability Benefits under this Plan; (ii) if a Member was employed by a company acquired by the Company or an Affiliated Employer after the Effective Date, such Member's service with that company prior to the date of acquisition will not constitute Service hereunder; (iii) upon commencement of participation hereunder in accordance with Section 2.1 hereof, the CEO (as defined in such section) may limit any service otherwise to constitute Service hereunder with respect to periods prior to the date of participation in the Plan; and (iv) no service of a Former Member or Vested Former Member during any period after removal from participation under Section 2.2 shall constitute Service for purposes of the Plan. The foregoing notwithstanding, there shall be included as Service under the Plan the number of additional years (or other additional period) credited as "service" for purposes of the Plan to the Member of Former Member or Vested Former Member under an employment agreement between the Company or an Affiliated Employer and such person in effect at the time of such person's termination of employment.

1.27 "SURVIVING SPOUSE" shall mean the spouse of a deceased Member or Vested Former Member to whom such Member or Vested Former Member is married under applicable state law immediately preceding such Member or Vested Former Member's death.

1.28     "SURVIVING SPOUSE'S BENEFITS" shall mean the benefits described in
         Section 5 hereof.

1.29 "VESTED FORMER MEMBER" shall mean (i) a Member whose employment with the Company or an Affiliated Employer terminates on or after the date on which his or her Vested Percentage is greater than 0%, or (ii) a Member who was removed from participation in the Plan, in accordance with Section 2.2 hereof, on or after the date on which his or her Vested Percentage is greater than 0%.

1.30 "PLAN ADMINISTRATOR" shall mean the Company, except that any action authorized to be taken by the Plan Administrator hereunder may also be taken by any committee or person(s) duly authorized by the Board or the duly authorized delegees of such duly authorized committee or person(s).

                           SECTION 2 - PARTICIPATION

2.1 COMMENCEMENT OF PARTICIPATION. Such key executives of the Corporation and its Affiliated Employers as are designated by the CEO in writing and approved by the Plan Administrator shall participate in the Plan as of a date determined by the CEO.

2.2 TERMINATION OF PARTICIPATION. A Member's participation in the Plan shall terminate upon termination of his or her employment with the Company or any Affiliated Employer. Prior to termination of employment, a Member may be removed, upon written notice by the CEO as approved by the Plan Administrator, from further participation in the Plan. As of the date of termination or removal, no further benefits shall accrue to such individual hereunder.

                    SECTION 3 - AMOUNT AND FORM OF BENEFITS

3.1      RETIREMENT BENEFITS.

         (a) ELIGIBILITY. Upon the Retirement of a Member or Vested Former Member from the Company or an Affiliated Employer, he or she shall be entitled to receive a percentage (the "Vested Percentage") of the Retirement Benefit described in Section 3.1(b) hereof, payable in the form specified in Section 3.3. Notwithstanding the provisions of Section 1.26 of the Plan to the contrary, solely for the purpose of determining the Vested Percentage under the following schedule, Service shall exclude any such service prior to the date the individual becomes a Member, except to the extent otherwise determined by the Chief Executive Officer of the Company, in his or her sole discretion.

        If the Member's Service is:                   The Vested Percentage is:
        ---------------------------                   -------------------------
              Less than 1 year                                    0%
      At least 1 but less than 2 years                           33%
      At least 2 but less than 3 years                           67%
              3 or more years                                    100%

         (b) AMOUNT. The Retirement Benefit of a Member or Vested Former Member shall be an annual benefit equal to the difference between (i) and the sum of (ii) and (iii), where:

                  (i) is 1.67% of his or her Average Final Compensation multiplied by the number of his or her years of Service not in excess of 36 years;

                  (ii) is the Basic Plan Benefit payable to the Member or Vested Former Member as of the date of his or her Retirement expressed in the form of an annual life annuity, or, if the Basic Plan Benefit becomes payable after the Member's or Vested Former Member's Retirement, the Actuarial Equivalent Value as of such date of the Basic Plan Benefit that would become payable in the form of an annual life annuity starting on the earliest possible date under the terms of the Basic Plan;

                  (iii) is the Other Retirement Income payable to the Member or Vested Former Member as of the date of his or her Retirement expressed in the form of an annual life annuity, or, if the Other Retirement Income becomes payable after the Member's or Vested Former Member's Retirement, the Actuarial Equivalent Value as of such date of the Other Retirement Income that would become payable in the form of an annual life annuity starting on the earliest possible date under the terms of the appropriate retirement arrangement.

3.2      DEFERRED VESTED BENEFIT.

         (a) ELIGIBILITY. Each Member and Vested Former Member who has a Vested Percentage (as defined below) greater than 0% and whose employment with the Company or an Affiliated Employer terminates with the Company's consent, prior to Retirement, other than by reason of death or Disability, shall be entitled to receive a percentage (the "Vested Percentage") of the Deferred Vested Benefit described in Section 3.2(b) hereof, payable in the form specified in Section 3.3. Notwithstanding the provisions of
                  Section 1.26 of the Plan to the contrary, solely for the purpose of determining the Vested Percentage under the following schedule, Service shall exclude any such service prior to the date the individual becomes a Member, except to the extent otherwise determined by the Chief Executive Officer of the Company, in his or her sole discretion.

        If the Member's Service is:                   The Vested Percentage is:
        ---------------------------                   -------------------------
              Less than 1 year                                    0%
      At least 1 but less than 2 years                           33%
      At least 2 but less than 3 years                           67%
              3 or more years                                    100%

         (b) AMOUNT. The Deferred Vested Benefit of a Member or Vested Former Member who terminates and who meets the eligibility requirements of Section 3.2(a) shall be an annual benefit equal to the difference between (i) and the sum of (ii) and
                  (iii), where:

                  (i) is 1.67% of his or her Average Final Compensation multiplied by the number of his or her years of Service not in excess of 36;

                  (ii) is the Basic Plan Benefit payable to the Member or Vested Former Member as of the date his or her Deferred Vested Benefit commences expressed in the form of an annual life annuity, or, if the Basic Plan Benefit becomes payable after the Member's or Vested Former Member's

                           Deferred Vested Benefit commences, the Actuarial Equivalent Value as of such date of the Basic Plan Benefit that would become payable in the form of an annual life annuity starting on the earliest possible date under the terms of the Basic Plan;

                  (iii) is the Other Retirement Income payable to the Member or Vested Former Member as of the date his or her Deferred Vested Benefit commences expressed in the form of an annual life annuity, or, if the Other Retirement Income becomes payable after the Member's or Vested Former Member's Deferred Vested Benefit commences, the Actuarial Equivalent Value as of such date of the Other Retirement Income that would become payable in the form of an annual life annuity starting on the earliest possible date under the terms of the appropriate retirement arrangement.

3.3      FORM OF PAYMENT.

         (a) Except as provided under Section 3.3(b) or Section 3.3(c), the Retirement Benefit or Deferred Vested Benefit under this Plan, as the case may be, shall be payable in monthly installments in the form of a straight life annuity and without regard to any optional form of benefits elected under the Basic Plan. Payments shall commence on the first day of the calendar month coinciding with or next following (i) the Member's or Vested Former Member's Retirement, in the case of Retirement Benefits or (ii) the later of the date the Member or Vested Former

                  Member attains age 55 or terminates employment, in the case of Deferred Vested Benefits.

         (b) If a Member or Vested Former Member has made a Lump Sum Election pursuant to Section 3.4 and such Lump Sum Election becomes effective (i) prior to the date of such Member's or Vested Former Member's Retirement or termination of employment with the Company or an Affiliated Employer and (ii) while he or she was still a Member, the Retirement Benefit, or Deferred Vested Benefit under this Plan, as the case may be, shall be payable in the form or combination of forms of payment elected pursuant to such Lump Sum Election under Section 3.4 and without regard to any optional form of benefits elected under the Basic Plan. Any portion of the benefits hereunder payable in a lump sum shall be paid within 60 days following (i) the Member's or Vested Former Member's Retirement, in the case of Retirement Benefits or (ii) the later of the date the Member or Vested Former Member attains age 55 or terminates employment, in the case of Deferred Vested Benefits.

         (c)      Notwithstanding any Lump Sum Election made (or not made) under
                  Section 3.3, if the lump sum value, determined in the same manner as provided under Section 3.4(a), of a Member's or Vested Former Member's Retirement, or Deferred Vested Benefit is $10,000 or less at the time such benefit is payable under this Plan, such benefit shall be payable as a lump sum.

3.4      LUMP SUM ELECTION.

         (a) A Member or Vested Former Member may elect to receive all, none, or a specified portion, as provided in Section 3.4(c), of his or her Retirement Benefit or Deferred Vested Benefit under the Plan as a lump sum and to receive any balance of such benefit in the form of an annuity; provided that any such Lump Sum Election shall be effective for purposes of this Plan only if the conditions of Section 3.4(b) are satisfied. A Member or Vested Former Member may elect a payment form different than the payment form previously elected by him or her under this Section 3.4(a) by filing a revised election form; provided that any such new election shall be effective only if the conditions of Section 3.4(b) are satisfied with respect to such new election. Any prior Lump Sum Election made by a Member that has satisfied the conditions of Section 3.4(b) shall remain effective for purposes of the Plan until such Member has made a new election satisfying the conditions of Section 3.4(b). The amount of any portion of a Member's or a Vested Former Member's Retirement Benefit or Deferred Vested Benefit payable as a lump sum under this Section 3.4 shall equal the present value of such portion of the benefit, and such present value shall be determined (i) based on a discount rate equal to 85% of the average of the 15-year non-callable U.S. Treasury bond yields as of the close of business on the last business day of each of the three months immediately preceding the date the annuity value is determined and (ii) using the 1983 Group Annuity Mortality Table.

         (b) A Member's Election under Section 3.4(a) becomes effective only if all of the following conditions are satisfied: (i) such Member remains in the employment of the Company or an Affiliated Employer, as the case may be, for the full 12 calendar months immediately following the date of such election (the "Election Date"), except in the case of death or Disability of such Member (in which case Section 3.4 (d) shall apply) and (ii) such Member complies with the administrative procedures set forth by the Plan Administrator with respect to the making of a Lump Sum Election.

         (c) A Member making an election under Section 3.4(a) may specify the portion of his Retirement or Deferred Vested Benefit under the Plan to be received in a lump sum as follows: 0%, 25%, 50%, 75%, or 100%.

         (d)      In the event a Member who has made an Election pursuant to
                  Section 3.4(a) dies or becomes Disabled while employed by the Company or an Affiliated Employer and such death or total and permanent Disability occurs during the 12 calendar-month period immediately following the Election Date, the condition under Section 3 .4(b)(i) shall be deemed satisfied with respect to such Member.

3.5 CESSATION OF BENEFITS. Subject to Section 3.8 hereof, no benefits or no further benefits, as the case may be, shall be paid to a Member, Vested Former Member or Surviving Spouse if the Member or Vested Former Member has:

         (a) become a stockholder (unless such stock is listed on a national securities exchange or traded on a daily basis in the over-the-counter market and the Member's or Vested Former Member's ownership interest is not in excess of 2% of the company whose shares are being purchased), employee, officer, director or consultant of or to a Company, or a member or an employee of or a consultant to a partnership or any other business or firm, which competes with any of the businesses owned or operated by the Company, or if the Member or Vested Former Member becomes associated with a company, partnership or individual which company, partnership or individual acts as a consultant to businesses in competition with the Company, such Member or Vested Former Member provided services to such competing businesses, whether or not, in any of the foregoing cases, such Member or Vested Former Member accepts any form of compensation from such competing entity or consultant; or

         (b) been discharged from employment with the Company or any Affiliated Employer for "cause." "Cause" shall mean "Cause" as defined in an employment agreement between the Company and the Member or Former Member or Vested Former Member then in effect or, if no such employment agreement containing a definition of Cause is then in effect, "Cause" shall mean (i) willful malfeasance or willful misconduct by the Member or Former Vested Member in connection with his or her employment, (ii) continuing failure to perform such duties as are requested by any employee to whom the Member or Vested Former Member reports or the Board, or (iii) the commission by a Member or Vested Former Member of (A) any felony or (B) any misdemeanor involving moral turpitude.

3.6 NOTIFICATION OF CESSATION OF BENEFITS. Subject to Section 3.8 hereof, in any case described in Section 3.5, the Member, Vested Former Member or Surviving Spouse shall be given prior written notice that no benefits or no further benefits, as the case may be, will be paid to such Member, Vested Former Member or Surviving Spouse. Such written notice shall specify the particular act(s), or failures to act, and the basis on which the decision to cease paying his or her benefits has been made.

3.7      REPAYMENT OF BENEFITS PAID AS LUMP SUM.

         (a) Subject to Section 3.8 hereof, a Member or Vested Former Member who receives in a lump sum any portion of his or her Retirement Benefit or Deferred Vested Benefit pursuant to a Lump Sum Election, shall receive such lump sum portion of such Retirement Benefit or Deferred Vested Benefit subject to the condition that if such Member or Vested Former Member engages in any of the acts described in Section 3.5(a), then such Member or Vested Former Member shall, within 60 days after written notice by the Company, repay to the Company the amount described in Section 3.7(b).

         (b) The amount described in this section shall equal the amount of the Member's or Vested Former Member's lump sum benefit paid under this Plan to which such Member or Vested Former Member would not have been entitled, if such lump sum benefit had instead been payable in the form of an annuity under this Plan and such annuity payments were subject to the provisions of
                  Section 3.5.

3.8 CHANGE IN CONTROL. Notwithstanding anything to the contrary contained herein, the provisions of Sections 3.5 through 3.7 shall be of no force or effect from and after a Change in Control with respect to any Member and Vested Former Member who is employed by the Company or an Affiliated Employer as of such Change in Control.

                        SECTION 4 - DISABILITY BENEFITS

4.1      DISABILITY BENEFITS.

         (a) ELIGIBILITY. A Member who is enrolled for the maximum disability insurance coverage available under the Basic Disability Plan and who has become Disabled shall be entitled to the Disability Benefit described in Section 4.1(b).

         (b) AMOUNT. The Disability Benefit of a Member entitled thereto shall be an annual benefit payable in monthly installments under this Plan during the same period as disability benefits are actually paid by the Basic Disability Plan, in an amount equal to 60% of the Member's Covered Earnings, offset by the Member's (i) Basic Disability Plan Benefit, (ii) Basic Plan Benefit, if the Basic Disability Plan Benefit does not already include an offset for such Basic Plan Benefit, and (iii) Other Disability Income.

                    SECTION 5 - SURVIVING SPOUSE'S BENEFITS

5.1 DEATH PRIOR TO BENEFIT COMMENCEMENT. Upon the death of a Member or Vested Former Member, prior to the commencement of his or her Retirement Benefit or Deferred Vested Benefit hereunder, his or her Surviving Spouse will be entitled to a Surviving Spouse's

         Benefit under this Plan equal to 50% of the Retirement or Deferred Vested Benefit that would have been provided from the Plan had the Member or Vested Member retired from or terminated employment with the Company or an Affiliated Employer on the date of death.

5.2 DEATH ON OR AFTER BENEFIT COMMENCEMENT. Upon the death of a Vested Former Member while he or she is receiving Retirement or Deferred Vested Benefits, his or her Surviving Spouse shall receive a Surviving Spouse's Benefit equal to 50% of the Benefit he or she was receiving at the time of death. Notwithstanding the foregoing, no benefit shall be payable under this Section 5.2 to the extent a Retirement Benefit or Deferred Vested Benefit was previously paid to a Member or Vested Former Member in the form of a lump sum.

5.3      COMMENCEMENT OF SURVIVING SPOUSE'S BENEFIT. Except as provided in
         Section 5.4, the Surviving Spouse's Benefit provided under Sections 5.1 or 5.2 will be payable monthly, commencing on the first day of the month coincident with or next following the date of the Member's or Vested Former Member's death, or, if the Member or Vested Former Member had not attained age 55, on the date such Member or Vested Former Member would have attained age 55 had he or she lived. Such benefits shall continue until the first day of the month in which the Surviving Spouse dies.

5.4      LUMP SUM PAYMENT.

         (a)      If a Member or a Vested Former Member made an Election under
                  Section 3.4 but such Member or Vested Former Member died prior to such lump sum payment, the Surviving Spouse's Benefit payable under Section 5.1 hereof will be payable in the form or combination of forms of payment so elected by such Member or Vested Former Member pursuant to such Lump Sum Election. The amount of any lump sum payment under the Plan shall be determined using the actuarial assumptions set forth in
                  Section 3.4(a).

         (b) If the lump sum value, determined in the same manner as provided under Section 3.4(a), of a Surviving Spouse's Benefit is $10,000 or less at the time such Surviving Spouse's Benefit is payable under this Plan, such benefit shall be payable as a lump sum.

         (c) Any Surviving Spouse's Benefit which is payable as a lump sum shall be paid within 60 days after the date when any portion of such benefit payable in annuity form commences or would commence if any portion of such Surviving Spouse's Benefit were payable as an annuity as set forth in Section 5.3.

5.5 REDUCTION. Notwithstanding the foregoing provisions of Section 5, the amount of a Surviving Spouse's Benefit shall be reduced by one percentage point for each year (where a half year or more is treated as a full year) in excess of ten years that the age of the Member or Vested Former Member exceeds the age of the Surviving Spouse.

                         SECTION 6 - PLAN ADMINISTRATOR

6.1 DUTIES AND AUTHORITY. The Plan Administrator shall be responsible for the administration of the Plan and may delegate to any management committee, employee, director or agent its responsibility to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion; provided, that such delegation shall be subject to revocation at any time at the Plan Administrator's discretion. The Plan Administrator shall have the authority to determine all questions arising in connection with the Plan, to interpret the provisions of the Plan and to construe all of its terms, to adopt, amend, and rescind rules and regulations for the administration of the Plan, and generally to conduct and administer the Plan and to make all determinations in connection with the Plan as may be necessary or advisable. All such actions of the Plan Administrator shall be conclusive and binding upon all Members, Former Members, Vested Former Members and Surviving Spouses.

                           SECTION 7 - MISCELLANEOUS

7.1 AMENDMENT; TERMINATION. The Board of Directors of the Company, may, in its sole discretion, terminate, suspend or amend this Plan at any time or from time to time, in whole or in part; provided, however, that no termination, suspension or amendment of the Plan may adversely affect
         (a) a Member's or Vested Former Member's benefit under the Plan to which he or she is entitled hereunder, or, (b) a Vested Former Member's right or the right of a Surviving Spouse to receive or to continue to receive a benefit in accordance with the Plan, such benefits or rights as in effect on the date immediately preceding the date of such termination, suspension or amendment. Notwithstanding the foregoing, the Employee Benefits Committee of the Company may amend the Plan without the approval of the Board of Directors of the Company with respect to amendments that such Committee determines do not have a significant effect on the cost of the Plan.

7.2 NO EMPLOYMENT RIGHTS. Nothing contained herein will confer upon any Member, Former Member or Vested Former Member the right to be retained in the service of the Company or any Affiliated Employee, nor will it interfere with the right of the Company or any Affiliated Employer to discharge or otherwise deal with Members, Former Members or Vested Former Members with respect to matters of employment.

7.3 PAYOUT IN DISCRETION OF THE PLAN ADMINISTRATOR. Notwithstanding anything herein to the contrary, at any time following the termination of service of the Member or Vested Former Member, the Plan Administrator may authorize, under uniform rules applicable to all Members, Vested Former Members and Surviving Spouses under the Plan, a lump sum distribution of a Member's, Vested Former Member's and/or Surviving Spouse's Retirement Benefit or Surviving Spouse's Benefit under the Plan in an amount equal to the present value of such Retirement Benefit or Surviving Spouse's Benefit, using the actuarial assumptions then in use for funding purposes under the IMS Health Incorporated Retirement Plan, in full satisfaction of all present and future Plan liability with respect to such Member, Vested Former Member and/or Surviving Spouse, if the amount of such present value is less than $250,000. Such lump sum distribution may be made without the consent of the Member, Vested Former Member or Surviving Spouse.

7.4 UNFUNDED STATUS. Members and Vested Former Members shall have the status of general unsecured creditors of the Company, and this Plan constitutes a mere promise by the Company to make benefit payments at the time or times required hereunder. It is the intention of the Company that this Plan be unfunded for tax purposes and for purposes of Title I of ERISA and any trust created by the Company and any assets held by such trust to assist the Company in meeting its obligations under the Plan shall meet the requirements necessary to retain such unfunded status.

7.5 ARBITRATION. Any dispute or controversy arising under or in connection with the Plan shall be settled exclusively by arbitration in New York, New York in accordance with the rules of the American Arbitration Association in effect at the time of such arbitration. The Company shall pay the entire costs of any proceeding brought by a Member, Vested Former Member, Former Member, or Surviving Spouse hereunder, including the fees and expenses of counsel and pension experts engaged by such person, and such expenses shall be reimbursed promptly upon evidence that such expenses have been incurred without awaiting the outcome of the proceedings; provided however, that such costs and expenses shall be repaid to the Company by the recipient of same if it is finally determined by the arbitrators that the position taken by such person was entirely without merit. Failure of such person to prevail in any dispute or controversy shall not be the sole basis on which such determination shall be made.

7.6 NO ALIENATION. A Member's or Vested Former Member's right to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors or such Member or Vested Former Member or his or her Surviving Spouse.

7.7 WITHHOLDING. The Company may withhold from any benefit under the Plan an amount sufficient to satisfy its tax withholding obligations.

7.8 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such state to the extent not preempted by federal law.

         IN WITNESS WHEREOF, the Company has caused this document to be executed by its officer effective July 25, 2000.

IMS Health Incorporated



By: /s/ Victoria R. Fash
   ---------------------------------------



Its: President and Chief Executive Officer



Date: July 25, 2000